Muzinich High Income Floating Rate Fund

Class A Shares (Ticker: MZFRX)*
Institutional Shares (Ticker: MZFIX)
Supra Institutional Shares (Ticker: MZFSX)*
* Shares are not available for purchase.

Supplement dated January 4, 2022 to the
Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2021

Muzinich & Co., Inc., the Advisor to the Muzinich High Income Floating Rate Fund (the “Fund”), has recommended, and the Board of Trustees (the “Board”) of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund. The Advisor’s recommendation was based on its expectation that substantially all of the shares in the Fund would be redeemed shortly and that the remaining assets would be insufficient to support the continued pursuit of the Fund’s strategy. The liquidation is expected to occur after the close of business on January 25, 2022. Pending liquidation of the Fund, investors are no longer able to reinvest dividends received in the Fund.

In connection with the liquidation, the Board approved a waiver of the redemption fee of 1.00% on shares redeemed less than 90 days after purchase for redemptions of Fund shares that occur after the date of this supplement.

If a shareholder has not redeemed his or her shares prior to January 25, 2022, then the shareholder’s account will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

Please contact the Fund at 1-855-MUZINICH or your financial advisor if you have questions or need assistance.

Investors should retain this supplement for future reference